UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : May 9, 2012

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado		80112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (866) 405-5012

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

The Western Union Company (the “Company”) will hold a meeting with investors today, May 9, 2012, at 8:30 a.m. Eastern Time in New York. During the meeting, Hikmet Ersek, President and Chief Executive Officer, Scott T. Scheirman, Executive Vice President, Chief Financial Officer and Global Operations, and other members of the Company’s management team will provide the presentation included as Exhibit 99.1 hereto relating to the Company’s strategy. Information regarding access to the meeting by webcast can be found on the Company’s website at www.westernunion.com under Investor Relations.

The information furnished under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

The following Exhibit is furnished herewith.

Exhibit Number	Description of Exhibit

99.1	Presentation of the Company dated May 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2012		THE WESTERN UNION COMPANY

	By:	/s/ Darren A. Dragovich
Darren A. Dragovich
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation of The Western Union Company dated May 9, 2012.

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